Exhibit 32-1

THE FOLLOWING CERTIFICATION ACCOMPANIES THE ISSUER’S QUARTERLY REPORT ON FORM 10-QSB/A AND IS NOT FILED, AS PROVIDED IN ITEM 601(b)(32)(ii) OF REGULATION S-B PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION.

CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Infinium Labs, Inc. (the “Company”) on Form 10-QSB/A (the “Report”) for the quarter ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof, I, Greg Koler, Interim Chief Executive Officer and Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Greg Koler

Greg Koler
Interim Chief Executive Officer and Chief Financial Officer
December 20, 2005